Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On April 24, 2013, Fusion-io, Inc. (the “Company” or “Fusion-io”) completed its acquisition of NexGen Storage, Inc. (“NexGen”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) entered into on April 24, 2013 between Fusion-io, NexGen and Shareholder Representative Services LLC as stockholder representative.

The unaudited pro forma condensed combined balance sheet as of December 31, 2012 and the unaudited pro forma condensed combined statements of operations for the six months ended December 31, 2012 and the year ended June 30, 2012, are based on the historical financial statements of the Company and NexGen after giving effect to the Company’s acquisition of NexGen, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The Company’s fiscal year end is June 30 and NexGen’s calendar year end is December 31. The unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2012 combined the Company’s historical results for the fiscal six months ended December 31, 2012 with NexGen’s historical results for the calendar six months ended December 31, 2012. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2012 combined the Company’s historical results for the fiscal year ended June 30, 2012 with NexGen’s historical results for the calendar six months ended December 31, 2011 and the calendar six months ended June 30, 2012.

The unaudited pro forma condensed combined balance sheet is presented as if the acquisition of NexGen had occurred on December 31, 2012. The unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2012 is presented as if the acquisition of NexGen had occurred on July 1, 2012. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2012 is presented as if the acquisition of NexGen had occurred on July 1, 2011.

The preliminary allocation of the consideration transferred used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuations of certain tangible and intangible assets acquired and liabilities assumed in connection with its acquisition of NexGen.

The unaudited pro forma condensed combined financial statements, including the notes thereto, do not reflect any potential cost savings or other synergies that could result from the Merger Agreement. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the results that would have been achieved if the Merger Agreement had been consummated on the dates indicated. The pro forma adjustments are based upon information and assumptions available at the time of filing this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company and other financial information pertaining to the Company contained in its Annual Report on Form 10-K for the year ended June 30, 2012, which was filed with the SEC on August 27, 2012, the Company’s subsequent filings with the Securities and Exchange Commission, and NexGen’s historical financial statements as of December 31, 2012 and 2011 and for the years then ended and accompanying notes included as Exhibit 99.1 in this Current Report on Form 8–K/A.

FUSION-IO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2012

(in thousands)

	Historical
	Fusion-io	NexGen	Pro Forma Adjustments	Adjustment Reference	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$368,525	$2,554	$(108,973)	(A)	$262,106
Restricted cash	—	288	—		288
Accounts receivable	55,968	628	(97)	(B)	56,499
Inventories	74,185	850	—		75,035
Prepaid expenses and other current assets	9,614	151	(30)	(C)	9,735

Total current assets	508,292	4,471	(109,100)		403,663
Property and equipment, net	34,509	1,736	(198)	(C)	36,047
Intangible assets, net	6,852	—	15,910	(D)	22,762
Goodwill	54,777	—	89,895	(E)	144,672
Other assets	635	146	(146)	(C)	635

Total assets	$605,065	$6,353	$(3,639)		$607,779

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,109	$451	$(97)	(B)	$9,463
Accrued and other current liabilities	33,850	863	390	(F)	35,080
			(23)	(C)
Deferred revenue	27,203	77	—		27,280
Long-term debt, current portion	—	976	(976)	(I)	—

Total current liabilities	70,162	2,367	(706)		71,823
Derivative warrant liability	—	25	(25)	(C)	—
Deferred revenue, less current portion	10,927	92	—		11,019
Deferred rent	—	171	(171)	(C)	—
Long-term debt, net of current portion	—	2,509	(2,509)	(I)	—
Other liabilities	13,591	—	(67)	(C)	13,524
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	11,926	(11,926)	(G)	—
Common stock	19	5	(5)	(G)	19
Additional paid-in capital	575,272	114	(114)	(G)	576,690
			1,418	(H)
Accumulated other comprehensive loss	(12)	—	—		(12)
Accumulated deficit	(64,894)	(10,856)	10,856	(G)	(65,284)
			(390)	(F)

Total stockholders’ equity	510,385	1,189	(161)		511,413

Total liabilities and stockholders’ equity	$605,065	$6,353	$(3,639)		$607,779

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

FUSION-IO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012

(in thousands, except per share amounts)

	Historical
	Fusion-io	NexGen	Pro Forma Adjustments	Adjustment Reference	Pro Forma Combined
	(in thousands, except per share data)
Revenue	$238,684	$1,021	$(385)	(AA)	$239,320
Cost of revenue	94,004	617	(385)	(AA)	96,111
			1,875	(BB)

Gross profit	144,680	404	(1,875)		143,209
Operating expenses:
Sales and marketing	53,696	2,433	812	(CC)	57,104
			163	(BB)
Research and development	43,995	1,588	1,210	(CC)	47,018
			225	(DD)
General and administrative	31,646	1,327	1,976	(CC)	34,722
			(227)	(DD)

Total operating expenses	129,337	5,348	4,159		138,844

Income (loss) from operations	15,343	(4,944)	(6,034)		4,365
Other income (expense):
Interest income	213	1	—		214
Interest expense	(48)	(27)	27	(EE)	(48)
Other income	(14)	—	—		(14)

Income (loss) before income taxes	15,494	(4,970)	(6,007)		4,517
Income tax expense	(9,829)	—	1,650	(FF)	(8,179)

Net income (loss)	$5,665	$(4,970)	$(4,357)		$(3,662)

Net income (loss) per common share:
Basic	$0.06				$(0.04)
Diluted	$0.05				$(0.04)
Weighted average number of shares:
Basic	95,030				95,030
Diluted	108,737				95,030

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

FUSION-IO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(in thousands, except per share amounts)

	Historical
	Fusion-io	NexGen	Pro Forma Adjustments	Adjustment Reference	Pro Forma Combined
	(in thousands, except per share data)
Revenue	$359,349	$275	$(813)	(AA)	$358,811
Cost of revenue	159,045	208	(813)	(AA)	162,190
			3,750	(GG)

Gross profit	200,304	67	(3,750)		196,621
Operating expenses:
Sales and marketing	87,171	2,389	1,632	(HH)	91,509
			325	(GG)
			(8)	(II)
Research and development	60,006	1,712	2,437	(HH)	64,630
			475	(II)
General and administrative	58,423	1,256	3,958	(HH)	63,586
			(51)	(II)

Total operating expenses	205,600	5,357	8,768		219,725

Loss from operations	(5,296)	(5,290)	(12,518)		(23,104)
Other income (expense):
Interest income	384	10	—		394
Interest expense	(177)	(6)	6	(EE)	(177)
Other income	121	—	—		121

Loss before income taxes	(4,968)	(5,286)	(12,512)		(22,766)
Income tax expense	(615)	—	331	(FF)	(284)

Net loss	$(5,583)	$(5,286)	$(12,181)		$(23,050)

Net loss per common share:
Basic	$(0.06)				$(0.26)
Diluted	$(0.06)				$(0.26)
Weighted average number of shares:
Basic	87,674				87,674
Diluted	87,674				87,674

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

FUSION-IO, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.

The Company accounts for business combinations pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations. In accordance with ASC 805, the Company recognizes separately from goodwill, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in an acquiree, generally at the acquisition date fair value as defined by ASC 820, Fair Value Measurements and Disclosures. Goodwill as of the acquisition date is measured as the excess of consideration fair value transferred and the net of the identifiable assets acquired and the liabilities assumed at the acquisition date.

The Company has made significant assumptions and estimates in determining the consideration transferred and the preliminary allocation of the consideration transferred in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuation of certain tangible and intangible assets acquired and liabilities assumed in connection with the acquisition. These changes could result in material variances between the Company’s future financial results and the amounts presented in these unaudited pro forma condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the NexGen acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial statements have been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisitions, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and associated cost savings that the Company may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended June 30, 2012, the Company’s subsequent filings with the Securities and Exchange Commission, and NexGen’s historical financial statements as of December 31, 2012 and 2011 and for the years then ended and accompanying notes included as Exhibit 99.1 in this Current Report on Form 8–K/A.

NOTE 2. NEXGEN ACQUISITION

On April 24, 2013, the Company acquired 100% of the stock of NexGen, a developer of hybrid storage systems based in Louisville, Colorado, pursuant to the Merger Agreement dated April 24, 2013. For purposes of the unaudited pro forma condensed combined balance sheet, the consideration transferred was $110,488,000, consisting of (i) $108,973,000 in cash, (ii) $1,418,000 in assumed stock options, and (iii) $97,000 elimination of intercompany balances.

Of the cash consideration, $17,854,000 of cash was deposited in escrow as partial security for the indemnification obligations of the NexGen stockholders pursuant to the Merger Agreement. This amount, less any indemnification claims, will be distributed promptly following April 24, 2014.

In addition, the Company agreed to pay $5,000,000 in cash to one of the selling stockholders in twelve equal quarterly installments and issue 339,627 in shares of the Company’s common stock to another selling stockholder, which is subject to a repurchase right that lapses in twelve equal quarterly installments. The quarterly installments for both the cash and restricted stock amounts are subject to ongoing employment requirements.

The Company also assumed NexGen’s options and restricted stock units that were unvested at the time of the merger that were converted into unvested options to purchase 822,927 shares of the Company’s common stock and

FUSION-IO, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

84,808 of the Company’s restricted stock units. The fair value of the assumed options was estimated using the Black-Scholes-Merton option pricing model with market assumptions. Option pricing models require the use of highly subjective market assumptions, including expected stock price volatility, which if changed, can materially affect fair value estimates. The more significant assumptions used in estimating the fair value of these stock options include expected volatility of 65.0%, expected option term of between 3.9 years and 5.7 years and a risk-free interest rate of 0.70%.

Subsequent to the acquisition, the Company will recognize over the underlying future service period up to approximately $23,701,000 of stock-based compensation expense related to cash and restricted stock held back by the Company and the fair value of assumed stock-based awards.

Preliminary Allocation of Consideration Transferred

Pursuant to the Company’s business combinations accounting policy, the total consideration transferred for NexGen was allocated to the preliminary net tangible and intangible assets based upon their preliminary fair values as set forth below. The acquisition of NexGen adds to the Company’s software defined storage product portfolio and expands the Company’s reach into small to medium enterprise markets. These factors contributed to a consideration transferred in excess of the fair value of the NexGen net tangible and intangible assets acquired, and as a result, the Company has recorded goodwill in connection with this transaction. The Company does not expect the goodwill associated with the acquisition of NexGen to be deductible for tax purposes. The preliminary allocation of the consideration transferred was based upon a preliminary valuation and the Company’s estimates and assumptions are subject to change within the measurement period (up to one year from the acquisition date).

The Company’s preliminary allocation of consideration transferred for NexGen is as follows (in thousands):

Consideration Transferred	Amount
Net tangible assets	$4,683
Identifiable intangible assets	15,910
Goodwill	89,895

Total	$110,488

NOTE 3. PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed combined balance sheet and statements of operations give effect to the following pro forma adjustments:

(A)	Adjustment to record the cash consideration transferred to the former NexGen stockholders.

(B)	Adjustment to record the elimination of intercompany balances.

(C)	Adjustment to remeasure the acquired assets and assumed liabilities to fair value.

(D)	Adjustment to record the fair value of the following identifiable intangible assets (in thousands):

Amount
Developed technology	$15,000
Trade names	520
Customer relationships	390

Total	$15,910

FUSION-IO, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(E)	Adjustment to record goodwill.

(F)	Adjustment to record non-recurring transaction costs incurred by the Company in connection with the acquisition.

(G)	Adjustments to record the elimination of NexGen’s historical stockholders’ equity.

(H)	Adjustment to record the estimated fair value of consideration related to assumed stock options.

(I)	Adjustments to eliminate the long-term debt not assumed in connection with the acquisition.

(AA)	Adjustments to eliminate the impact of sales transactions with NexGen.

(BB)	Adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition of NexGen had occurred on July 1, 2012 as shown in the table below (in thousands).

	NexGen Historical Amortization Expense	Estimated Amortization Expense	Difference
Cost of revenue	$—	$1,875	$1,875
Sales and marketing	—	163	163

Total	$—	$2,038	$2,038

Estimated amortization expense by intangible asset category as if the acquisition of NexGen had occurred on July 1, 2012 and the respective estimated useful life of each intangible asset category are shown below (dollar amounts in thousands).

	Intangible Asset Amount	Estimated Useful Life	Estimated Amortization Expense
Developed technology	$15,000	4 years	$1,875
Trade names	520	2 years	130
Customer relationships	390	6 years	33

Total	$15,910		$2,038

(CC)	Adjustment to record the difference between NexGen’s historical stock-based compensation expense and the estimated stock-based compensation expense as if the acquisition of NexGen had occurred on July 1, 2012 as shown in the table below (in thousands).

	NexGen Historical Stock-Based Compensation	Estimated Stock-Based Compensation	Difference
Sales and marketing	$14	$826	$812
Research and development	18	1,228	1,210
General and administrative	11	1,987	1,976

Total	$43	$4,041	$3,998

FUSION-IO, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(DD)	Adjustment to record the difference between NexGen’s historical depreciation expense and the estimated depreciation expense based upon the remeasurement of the related property and equipment to fair value as if the acquisition of NexGen had occurred on July 1, 2012 as shown in the table below (in thousands).

	NexGen Historical Depreciation Expense	Estimated Depreciation Expense	Difference
Research and development	$—	$225	$225
General and administrative	264	37	(227)

Total	$264	$262	$(2)

(EE)	Adjustments to record the elimination of interest expense related to the long-term debt not assumed in connection with the acquisition.
(FF)	Adjustments to record the impact of pretax losses generated by NexGen.
(GG)	Adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition of NexGen had occurred on July 1, 2011 as shown in the table below (in thousands).

	NexGen Historical Amortization Expense	Estimated Amortization Expense	Difference
Cost of revenue	$—	$3,750	$3,750
Sales and marketing	—	325	325

Total	$—	$4,075	$4,075

Estimated amortization expense by intangible asset category as if the acquisition of NexGen had occurred on July 1, 2011 and the respective estimated useful life of each intangible asset category are shown below (dollar amounts in thousands).

	Intangible Asset Amount	Estimated Useful Life	Estimated Amortization Expense
Developed technology	$15,000	4 years	$3,750
Trade names	520	2 years	260
Customer relationships	390	6 years	65

Total	$15,910		$4,075

(HH)	Adjustment to record the difference between NexGen’s historical stock-based compensation expense and the estimated stock-based compensation expense as if the acquisition of NexGen had occurred on July 1, 2011 as shown in the table below (in thousands).

FUSION-IO, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

	NexGen Historical Stock-Based Compensation	Estimated Stock-Based Compensation	Difference
Sales and marketing	$18	$1,650	$1,632
Research and development	18	2,455	2,437
General and administrative	16	3,974	3,958

Total	$52	$8,079	$8,027

(II)	Adjustment to record the difference between NexGen’s historical depreciation expense and the estimated depreciation expense based upon the remeasurement of the related property and equipment to fair value as if the acquisition of NexGen had occurred on July 1, 2011 as shown in the table below (in thousands).

	NexGen Historical Depreciation Expense	Estimated Depreciation Expense	Difference
Sales and marketing	$8	$—	$(8)
Research and development	19	494	475
General and administrative	132	81	(51)

Total	$159	$575	$416